UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 9, 2008

Luby's, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-08308	74-1335253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600 Houston, Texas 77040
(Address of principal executive offices, including zip code)

(713) 329-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective as of July 9, 2008, the Board of Directors (the “Board”) of Luby’s, Inc. approved the amendments to the Company’s bylaws (the “Bylaws”). Set forth below are the sections of the bylaws which have been amended or added. They are marked to show the changes. In addition to the amendments summarized below, the Bylaws include certain non-substantive changes to (i) clarify language, (ii) comply with or be consistent with Delaware law and (iii) make various technical or typographical corrections.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 5.  Record Date. The Board of Directors may fix a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date shall not (1) precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, ~~and which record date to be not~~or (2) be less than 10 nor more than 60 days prior to such meeting. In the absence of any action by the Board of Directors, the day next preceding the date upon which the notice of the meeting is mailed shall be the record date.

Section 12.  Conduct of Meetings.  At each meeting of stockholders, the presiding officer of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure.  The ~~board~~Board of Directors may adopt by resolution such rules, regulations, and procedures for the conduct of the meeting of stockholders as it shall deem appropriate.   Except to the extent inconsistent with any such rules and regulations adopted by the Board of Directors, the presiding officer of the meeting shall have the right and authority to convene and to adjourn the meeting and to establish rules, regulations, and procedures, which need not be in writing, for the conduct of the meeting and to maintain order and safety.  Without limiting the foregoing, ~~he or she~~the presiding officer of the meeting may:

(a)                 restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors;

(b)                 place restrictions on entry to the meeting after the time fixed for the commencement thereof;

(c)                 restrict dissemination of solicitation materials and use of audio or visual recording devices at the meeting;

(d)                 adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present; and

(e)                 make rules governing speeches and debate, including time limits and access to microphones.

The presiding officer of the meeting shall act in his or her absolute discretion and his or her rulings shall not be subject to appeal.

ARTICLE VI
CERTIFICATES REPRESENTING SHARES

Section 1.  Form of Certificates. The Corporation shall deliver certificates representing all shares to which stockholders are entitled, unless the Certificate of Incorporation otherwise provides or unless the Board of Directors provides by resolution or resolutions that some or all of the shares of any class or classes, or series thereof, of the Corporation’s capital stock shall be uncertificated.  Every holder of capital stock of the Corporation represented by certificates shall be entitled to a certificate representing such shares. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors and shall be numbered consecutively and entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number of and class of shares, and the par value of the shares or a statement that the shares are without par value. ~~They~~Each certificate shall be signed by the Chairman of the Board, or Vice Chairman of the Board, or President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, and may be sealed with the seal of the Corporation or a facsimile thereof if the Corporation shall then have a seal. If any certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on such certificate, shall cease to be such officer, transfer agent or registrar, whether because of death, resignation or otherwise, before such certificate has been delivered by the Corporation or its agents, such certificate may nevertheless be issued and delivered with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

ARTICLE VII
GENERAL PROVISIONS

Section 2.  Fiscal Year. The fiscal year of the Corporation shall be the twelve-month period ending on the last Wednesday in August ~~31~~ of each year unless otherwise fixed by resolution of the Board of Directors.

Section 9.  Entire Board of Directors. For purposes of these Bylaws, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

Section 10.  When Bylaws Silent. It is expressly recognized that when these Bylaws are silent as to the manner of performing any corporate function, the provisions of Delaware law shall control.

ARTICLE IX
AMENDMENTS

Section 1.  Amendments. These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors at any regular meeting or at any special meeting called for that purpose.  These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by affirmative vote of stockholders holding a majority of outstanding stock entitled to vote at any regular meeting or at any special meeting called for that purpose.

~~Section 2. When Bylaws Silent. It is expressly recognized that when the Bylaws are silent as to the manner of performing any corporate function, the provisions of Delaware law shall control.~~

~~Section 3. Entire Board of Directors. As used in this Article IX and in these Bylaws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.~~

The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which attached hereto as Exhibit 3.1.

The Board also amended its Corporate Governance Guidlines. The amended Corporate Governance Guidelines are available on the Company's website at www.lubys.com.

ITEM 9.01.      Financial Statements and Exhibits

(d)             Exhibits

Exhibit 3.1       Amended Bylaws of Luby’s, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY'S, INC.
(Registrant)

Date:	July 14, 2008	By:	/s/Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended Bylaws of Luby’s, Inc.